Quarterly Financial Data Supplement
Second Quarter 2010

Page

Financial Summary	1

Consolidated Statements of Operations	2

Details for Noninterest Income and Noninterest Expenses	3

Consolidated Balance Sheets	4

Investment Securities Portfolio Analysis	5

Investment Securities Portfolio Credit Risk Profile	6

Loan Portfolio Composition Based on Loan Purpose and Loan Growth, Core vs. Non-Core	7

Summary of Credit Quality and Allowance for Credit Losses	8

Commercial Real Estate Loans	9

Types of Customer Funding and Customer Funding Growth	10

Wholesale Borrowings	11

Summary of Capital, Capital Ratios, Unrealized Gains (Losses) on Available for Sale Securities and Market Rates on Treasury Notes	12

Comparative Average Balance Sheets - Yields and Costs	13-14

GAAP to Non-GAAP Reconciliation: Earnings, ROA and ROE	15-17

GAAP to Non-GAAP Reconciliation: Noninterest income as a % of total revenue and efficiency ratios	18-20

See disclosure of explanation of TSFG's use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SECOND QUARTER 2010 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:
Quarterly EPS
•	Net loss available to common shareholders of $314.9 million
•	Net loss per diluted share of $1.46
•	Includes goodwill impairment charge of $214.1 million, or $(0.99) per diluted share
•	Average diluted shares of 216.0 million, up 0.2% versus prior quarter; up 137.4% versus prior year
•	Period-end common shares outstanding of 216.4 million, comparable to 215.6 million at March 31, 2010

Revenue
•	Total revenue, defined as net interest income plus noninterest income, of $106.4 million
•	Operating revenues of $96.0 million, up $835,000
--	Non-operating items: $10.5 million net gain on securities
•	Tax-equivalent net interest income of $69.5 million, down $4.1 million
--	Net interest margin of 2.55%, down 20 basis points from 2.75%
--	Average earning assets of $10.9 billion, up from $10.8 billion
•	Operating noninterest income of $26.5 million, up $5.0 million from prior quarter

Balance Sheet
•	Period-end loans held for investment decreased $344.3 million or 4.3% compared to prior quarter
•	Period-end securities, down $174.6 million since prior quarter
•	Period-end core deposits, defined as noninterest-bearing, interest checking, money market, and savings, down $302 million, or 6.6% linked quarter
•	Period-end customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, down $158.3 million, or 2.0% linked-quarter
•	Period-end wholesale borrowings, including brokered deposits and excluding customer sweep accounts, down $213.9 million, or 6.9% linked-quarter

Noninterest Expenses and Operating Efficiency
•	Noninterest expenses of $305.5 million
--	Non-operating items: $214.1 million goodwill impairment
•	Operating noninterest expenses of $91.3 million, up $8.6 million from prior quarter
--	Loan collection and foreclosed asset expense of $5.9 million, up $1.2 million
--	Loss on other real estate owned of $9.4 million, up $3.9 million
--	Regulatory costs of $8.7 million, up $1.6 million
•	Operating noninterest expenses, excluding credit-related expenses and FDIC insurance premiums, up $1.8 million from first quarter 2010
--	Full-time equivalent employees totaled 2,066, down 3.6% from prior quarter; down 6.7% from December 31, 2009

Credit Quality
•	Nonperforming assets of $608.0 million or 7.76% of loans and foreclosed property and 5.24% of total assets
•	Nonperforming loans held for investment increased to $460.6 million from $374.2 million at March 31, 2010
•	Net loan charge-offs of $93.7 million, or 4.78% annualized as a % of average loans held for investment
•	Provision for credit losses exceeded net loan charge-offs by $20.2 million
•	Allowance for credit losses of $400.7 million or 5.23% of loans held for investment, up from 4.75% for prior quarter
•	Allowance coverage of nonperforming loans held for investment of .86 times, a decrease from 1.00 times at March 31, 2010

Capital
•	Tangible common equity to tangible asset ratio of 2.33%
•	Common tangible book value per share of $1.25, compared to $1.64 at March 31, 2010
•	After-tax unrealized gain on available for sale securities increased $8.9 million from prior quarter
•	Tier 1 capital ratio of 8.52%, down from 9.52% at March 31, 2010

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Interest Income
Interest and fees on loans	$95,195	$98,860	$107,878	$112,673	$121,823
Interest and dividends on securities:
Taxable	17,468	17,486	18,097	16,742	18,140
Exempt from federal income taxes	111	232	1,573	2,006	2,072
Total interest and dividends on securities	17,579	17,718	19,670	18,748	20,212
Interest on interest-bearing bank balances and short-term investments (1)	489	284	-	-	-
Total interest income	113,263	116,862	127,548	131,421	142,035
Interest Expense
Interest on deposits	38,046	37,684	41,046	45,156	49,541
Interest on borrowed funds	5,749	5,653	5,956	6,227	6,564
Total interest expense	43,795	43,337	47,002	51,383	56,105
Net Interest Income	69,468	73,525	80,546	80,038	85,930
Provision for Credit Losses	113,884	95,123	170,761	224,179	131,337
Net interest income after provision for credit losses	(44,416)	(21,598)	(90,215)	(144,141)	(45,407)
Noninterest Income	36,965	21,132	28,550	33,470	32,272
Noninterest Expenses	305,453	83,653	103,163	89,529	136,188
Income (loss) before income taxes	(312,904)	(84,119)	(164,828)	(200,200)	(149,323)
Income tax expense (benefit)	(3,359)	(3,525)	23,843	123,304	(59,647)
Net Income (Loss)	(309,545)	(80,594)	(188,671)	(323,504)	(89,676)
Preferred stock dividends and other (2)	(5,358)	(5,235)	(5,221)	(17,251)	(21,809)
Net Income (Loss) Available to Common Shareholders	$(314,903)	$(85,829)	$(193,892)	$(340,755)	$(111,485)

Average common shares outstanding, basic	215,987,294	215,522,634	215,365,464	174,426,381	90,986,862
Average common shares outstanding, diluted (3)	215,987,294	215,522,634	215,365,464	174,426,381	90,986,862
Earnings (loss) per common share, basic	$(1.46)	$(0.40)	$(0.90)	$(1.95)	$(1.23)
Earnings (loss) per common share, diluted	(1.46)	(0.40)	(0.90)	(1.95)	(1.23)
Cash dividends declared per common share	-	-	-	-	0.01

(1)
Prior to January 1, 2010, interest income on cash balances held at the Federal Reserve in excess of reserve requirements was utilized to offset certain Federal Reserve account charges. Beginning January 1, 2010, such amounts of interest income are prospectively included in net interest income.

(2)
For the quarters ended September 30, 2009 and June 30, 2009, includes $11.9 million and $14.0 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(3)
Average diluted shares exclude convertible preferred stock, warrants, and outstanding equity awards since either their effect would be antidilutive or the exercise price was greater than the average market price of the common shares.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Noninterest Income
Service charges on deposit accounts	$9,385	$9,223	$10,102	$10,754	$9,535
Debit card income, net	2,564	2,216	2,073	2,139	2,168
Customer service fee income	1,189	1,126	1,115	1,251	1,264
Total customer fee income	13,138	12,565	13,290	14,144	12,967
Retail investment services, net	1,603	1,587	1,890	2,157	1,646
Insurance income	1,584	1,876	1,667	1,911	1,765
Trust and investment management income	1,161	1,102	924	1,251	1,495
Benefits administration fees	-	-	-	-	571
Total wealth management income	4,348	4,565	4,481	5,319	5,477
Mortgage banking income	1,493	1,289	1,302	1,137	2,050
Bank-owned life insurance	4,480	2,444	1,656	2,797	2,560
Merchant processing income, net	-	-	-	591	817
Gain (loss) on certain derivative activities	573	59	32	1,597	1,085
Other	2,446	599	1,095	937	2,736
Operating noninterest income (noninterest income, excluding non-operating items)	26,478	21,521	21,856	26,522	27,692
Gain on sale of ancillary businesses	-	-	-	7,234	-
Gain (loss) on securities	10,487	(389)	6,694	(286)	4,580
Non-operating noninterest income (loss)	10,487	(389)	6,694	6,948	4,580
Total noninterest income	$36,965	$21,132	$28,550	$33,470	$32,272

Noninterest Expenses
Salaries and wages	$29,085	$29,836	$31,059	$32,559	$34,739
Employee benefits	6,793	4,512	7,321	7,724	8,925
Occupancy	9,771	9,700	9,600	9,658	9,506
Furniture and equipment	6,335	6,606	7,062	6,950	6,801
Professional services	5,295	5,329	3,876	4,034	4,351
Project NOW expense	-	-	-	114	281
Advertising and business development	986	1,169	1,293	1,264	2,109
Telecommunications	1,563	1,536	1,548	1,572	1,551
Amortization of intangibles	1,008	1,009	1,102	1,238	1,286
Regulatory assessments	8,708	7,150	6,278	6,181	6,479
Loan collection and foreclosed asset expense	5,940	4,692	8,117	6,835	7,247
(Gain) loss on nonmortgage loans held for sale	-	-	518	(41)	9,461
(Gain) loss on OREO	9,394	5,492	15,032	4,406	12,873
Other	6,457	5,744	6,879	6,289	7,154
Operating noninterest expenses (noninterest expenses, excluding non-operating items)	91,335	82,775	99,685	88,783	112,763
Goodwill impairment	214,118	-	-	-	2,511
Severance related benefits	-	878	-	-	829
Impairment of long lived assets	-	-	3,478	746	17,376
FDIC special assessment	-	-	-	-	5,700
(Gain) loss on early extinguishment of debt	-	-	-	-	(2,991)
Non-operating noninterest expenses	214,118	878	3,478	746	23,425
Total noninterest expenses	$305,453	$83,653	$103,163	$89,529	$136,188

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Assets
Cash and due from banks	$133,231	$156,568	$190,346	$138,912	$151,272
Interest-bearing bank balances (1)	1,027,401	1,059,598	192,962	279,797	152,187
Securities
Available for sale	2,145,352	2,220,551	2,095,401	2,020,569	1,744,633
Held to maturity	-	99,452	127,516	138,277	146,469
Total securities	2,145,352	2,320,003	2,222,917	2,158,846	1,891,102
Loans held for sale	31,457	13,296	15,758	8,071	40,290
Loans held for investment	7,658,395	8,002,694	8,386,127	8,874,234	9,306,009
Less: Allowance for loan losses	(394,155)	(373,146)	(365,642)	(339,536)	(285,290)
Net loans held for investment	7,264,240	7,629,548	8,020,485	8,534,698	9,020,719
Bank-owned life insurance	302,036	301,498	302,830	301,448	298,946
Premises and equipment, net	253,547	257,499	261,523	272,732	273,365
Accrued interest receivable	34,003	37,538	37,304	37,549	40,517
Goodwill	-	214,118	214,118	213,797	221,650
Other intangible assets, net	13,690	14,698	15,707	16,809	19,282
Deferred tax asset, net	-	-	-	3,568	131,670
Other assets	390,412	423,788	421,032	334,565	347,231
	$11,595,369	$12,428,152	$11,894,982	$12,300,792	$12,588,231

Liabilities and Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$1,100,373	$1,109,153	$1,124,404	$1,091,439	$1,099,743
Interest-bearing customer deposits	6,579,981	6,696,069	6,225,707	6,298,309	6,233,137
Interest-bearing brokered deposits	1,748,799	1,958,948	1,946,101	2,099,040	2,055,772
Total deposits	9,429,153	9,764,170	9,296,212	9,488,788	9,388,652
Short-term borrowings	263,267	300,647	322,702	288,751	343,154
Long-term debt	1,116,206	1,115,984	1,116,869	1,126,393	1,126,435
Accrued interest payable	50,640	44,942	36,658	45,803	72,699
Other liabilities	119,282	282,759	129,367	152,356	148,038
Total liabilities	10,978,548	11,508,502	10,901,808	11,102,091	11,078,978

Shareholders' equity
Mandatorily convertible preferred stock	-	4,650	4,650	4,650	190,026
Perpetual preferred stock	332,943	332,031	331,133	330,250	329,380
Common stock	216,403	215,625	215,456	215,372	160,248
Surplus	1,350,001	1,345,397	1,344,984	1,343,987	1,191,170
Retained earnings (deficit)	(1,326,546)	(1,016,090)	(934,598)	(745,043)	(403,296)
Accumulated other comprehensive income, net of income tax	43,606	37,426	30,938	48,875	41,115
Other, net	414	611	611	610	610
Total shareholders' equity	616,821	919,650	993,174	1,198,701	1,509,253
	$11,595,369	$12,428,152	$11,894,982	$12,300,792	$12,588,231

(1)
Beginning first quarter 2010, TSFG began including cash balances held at the Federal Reserve in excess of reserve requirements in interest-bearing bank balances. Amounts for prior periods have been reclassified from cash and due from banks to conform to the current presentation.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$2,091	$2,055	$2,045	$2,058	$4,051
U.S. Government agencies	485,183	286,352	79,707	95,224	44,220
Agency mortgage-backed securities	1,638,136	1,918,914	1,980,305	1,688,201	1,449,961
Private label mortgage-backed securities	6,208	7,628	8,504	9,112	11,600
State and municipal	11,818	3,657	23,158	223,948	232,916
Other investments (1)	1,916	1,945	1,682	2,026	1,885
Total available for sale securities	2,145,352	2,220,551	2,095,401	2,020,569	1,744,633
Held to maturity (at amortized cost):
Agency mortgage-backed securities	-	85,698	111,199	121,956	129,534
State and municipal and other	-	13,754	16,317	16,321	16,935
Total held to maturity securities (3)	-	99,452	127,516	138,277	146,469
Total securities	$2,145,352	$2,320,003	$2,222,917	$2,158,846	$1,891,102
Total securities as a percentage of total assets	18.5%	18.7%	18.7%	17.6%	15.0%

	June 30, 2010
	Amortized	Percentage			Tax-Equivalent
	Cost	of Total	Duration		Yield
Debt Securities
Available for sale:
U.S. Treasury	$2,059	0.1%	3.0		1.40%
U.S. Government agencies	480,287	23.0	1.3		1.38
Mortgage-backed securities:
Agency collateralized mortgage obligations	1,128,371	54.0	1.9		3.41
Agency mortgage-backed securities	459,440	22.0	2.2		4.21
Private label mortgage-backed securities	6,146	0.3	2.0		4.86
State and municipal	11,551	0.6	1.6		5.38
Total available for sale debt securities	2,087,854	100.0	1.8		3.13
Held to maturity:
Agency mortgage-backed securities	-	-	-		-
State and municipal and other	-	-	-		-
Total held to maturity debt securities	-	-	-		-
Total debt securities	$2,087,854	100.0%	1.8	(2)	3.13%

Fixed interest rate:
Mortgage-backed securities available for sale	$1,375,119	65.9%	1.9		3.62%
Mortgage-backed securities held to maturity	-	-	-		-
Other available for sale	496,661	23.8	1.6		1.51
Other held to maturity	-	-	-		-
Variable interest rate:
Mortgage-backed securities available for sale	216,074	10.3	2.1		3.74
Mortgage-backed securities held to maturity	-	-	-		-
Total debt securities	$2,087,854	100.0%	1.8	(2)	3.13%

(1)
Other investments in available for sale securities include community bank stocks and other equity securities.  Excludes FHLB stock and certain other investments recorded in other assets totaling $58.8 million and $1.9 million, respectively, at June 30, 2010.

(2)	Compared to 2.9 years duration at March 31, 2010 due to overall lower interest rates.
(3)	Effective June 30, 2010, all held to maturity securities were reclassified to available for sale.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in thousands) (unaudited)

	June 30, 2010		December 31, 2009
	Balance	% of Total	Balance	% of Total
Government and agency
U.S. Treasury	$2,091	0.1%	$2,045	0.1%
U.S. Government agencies (1)	485,183	22.6	79,707	3.6
Agency mortgage-backed securities (MBS) (1)(2)(3)	1,638,136	76.4	2,091,504	94.0
Total government and agency	2,125,410	99.1	2,173,256	97.7

State and municipal (3)(4)(5)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund or AAA-rated	719	-	19,392	0.9
Underlying issuer or collateral rated AA or A (including South Carolina State Aid)	9,058	0.4	15,127	0.7
Underlying issuer or collateral rated BBB	-	-	2,337	0.1
Non-rated	2,041	0.1	2,519	0.1
Total state and municipal	11,818	0.5	39,375	1.8

Private label mortgage-backed securities AAA-rated (2)	6,208	0.3	8,504	0.4
Community bank stocks and other	1,916	0.1	1,782	0.1
Total securities	$2,145,352	100.0%	$2,222,917	100.0%

Percent of total securities:
Rated A or higher		99.8%		99.7%
Investment grade		99.8%		99.8%

(1)	At June 30, 2010, these numbers include, in the aggregate, $404 million and $1.3 billion related to senior debt and MBS, respectively, issued by FNMA and FHLMC.
(2)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.
(3)
At December 31, 2009, agency mortgage-backed securities included $111.2 million of securities held to maturity at amortized cost. At December 31, 2009, state and municipal securities included $16.2 million of securities held to maturity at amortized cost.

(4)
Ratings shown above do not reflect the benefit of guarantees by bond insurers.  At June 30, 2010, $3.2 million of municipal bonds are guaranteed by bond insurers.  At December 31, 2009, $4.9 million of municipal bonds were guaranteed by bond insurers.

(5)	At June 30, 2010, the breakdown by current bond rating is as follows: $0.7 million AAA-rated, $9.1 million AA or A-rated, and $2.0 million non-rated.

Note:  Within each category, securities are ordered based on risk assessment from lowest to highest.  TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH, CORE VS. NON-CORE
(dollars in thousands) (unaudited)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Commercial Loans
Commercial and industrial	$1,796,992	$1,924,014	$2,080,329	$2,249,929	$2,428,511
Owner - occupied real estate	1,269,990	1,280,010	1,271,525	1,270,015	1,315,442
Commercial real estate	3,158,947	3,321,544	3,501,809	3,741,662	3,873,199
	6,225,929	6,525,568	6,853,663	7,261,606	7,617,152

Consumer Loans
Indirect - sales finance	179,312	202,504	230,426	259,296	285,658
Consumer lot loans	121,412	132,307	144,315	161,206	178,212
Direct retail	79,172	79,617	83,460	86,474	87,326
Home equity	772,748	783,868	787,645	803,295	811,057
	1,152,644	1,198,296	1,245,846	1,310,271	1,362,253

Mortgage Loans	279,822	278,830	286,618	302,357	326,604

Total loans held for investment	$7,658,395	$8,002,694	$8,386,127	$8,874,234	$9,306,009

Percentage of Loans Held for Investment
Commercial and industrial	23.5%	24.0%	24.8%	25.3%	26.1
Owner - occupied real estate	16.6	16.0	15.2	14.3	14.2
Commercial real estate	41.2	41.5	41.8	42.2	41.6
Consumer	15.0	15.0	14.8	14.8	14.6
Mortgage	3.7	3.5	3.4	3.4	3.5
Total	100.0%	100.0%	100.0%	100.0%	100.0

	For The Period Ended
	6/30/10		3/31/10		12/31/09		9/30/09		6/30/09

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	(17.3	) %	(18.5	) %	(21.8	) %	(18.4	) %	(27.3)
Growth year-to-date, annualized	(17.5)		(18.5)		(17.7)		(17.3)		(17.5)

LOAN PORTFOLIO COMPOSITION -- CORE AND NON-CORE LOANS
(BASED ON ABILITY TO BUILD/EXPAND BANKING RELATIONSHIP)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Core Relationship Loans
Commercial	$5,492,744	$5,699,438	$5,898,306	$6,088,129	$6,210,451
Consumer and mortgage	1,119,877	1,128,851	1,140,626	1,161,711	1,175,883
Total Core	6,612,621	6,828,289	7,038,932	7,249,840	7,386,334

Non-Core Loans
Commercial	733,185	826,130	955,357	1,173,477	1,406,701
Indirect - sales finance	153,094	178,458	208,572	240,638	276,179
Consumer lot loans	113,080	123,722	135,342	153,255	171,725
Other consumer and mortgage	46,415	46,095	47,924	57,024	65,070
Total Non-Core	1,045,774	1,174,405	1,347,195	1,624,394	1,919,675

Total loans held for investment	$7,658,395	$8,002,694	$8,386,127	$8,874,234	$9,306,009

(1)	At December 31, 2008, loans held for investment totaled $10,192,072.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

At and for the Three Months Ended
6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Credit Quality
Loans held for investment	$7,658,395	$8,002,694	$8,386,127	$8,874,234	$9,306,009
Allowance for loan losses	394,155	373,146	365,642	339,536	285,290
Allowance for credit losses	400,678	380,493	373,126	345,256	289,680
Nonperforming loans held for investment	460,617	374,156	399,046	431,791	464,565
Nonperforming loans held for sale	-	-	-	-	376
Foreclosed property (other real estate owned and personal property repossessions)	147,400	144,128	123,314	112,771	95,752
Nonperforming assets	$608,017	$518,284	$522,360	$544,562	$560,693
Restructured loans not included in nonperforming assets	$75,451	$45,051	$26,128	$17,236	$17,291
Nonperforming loans as a % of loans held for investment	6.01%	4.68%	4.76%	4.87%	4.99%
Nonperforming assets as a % of loans and foreclosed property	7.76	6.35	6.13	6.05	5.94
Nonperforming assets as a % of total assets	5.24	4.17	4.39	4.43	4.45
Allowance for loan losses as a % of loans held for investment	5.15	4.66	4.36	3.83	3.07
Allowance for credit losses as a % of loans held for investment	5.23	4.75	4.45	3.89	3.11
Allowance for loan losses to nonperforming loans held for investment	0.86	x	1.00	x	0.92	x	0.79	x	0.61	x
Impaired loans	$506,367	$386,716	$392,339	$403,478	$432,366
Specific allowance for impaired loans	50,806	37,675	37,656	48,929	70,006
Loans past due 90 days or more (interest accruing)	14,150	3,442	10,465	7,467	11,107
Net loan charge-offs	93,699	87,756	142,891	168,603	120,611
Average loans held for investment	7,862,877	8,240,922	8,697,056	9,146,694	9,847,366
Net loan charge-offs as a % of average loans held for investment (annualized)	4.78%	4.32%	6.52%	7.31%	4.91%

Allowance for Loan Losses
Balance at beginning of period	$373,146	$365,642	$339,536	$285,290	$280,156
Allowance adjustment for loans sold	-	-	-	-	(4,471)
Provision for loan losses	114,708	95,260	168,997	222,849	130,216
Loans charged-off	(101,980)	(93,619)	(149,910)	(172,110)	(124,122)
Recoveries of loans previously charged-off	8,281	5,863	7,019	3,507	3,511
Balance at end of period	$394,155	$373,146	$365,642	$339,536	$285,290

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$7,347	$7,484	$5,720	$4,390	$3,269
Provision for unfunded lending commitments	(824)	(137)	1,764	1,330	1,121
Balance at end of period	$6,523	$7,347	$7,484	$5,720	$4,390

Allowance for Credit Losses
Balance at beginning of period	$380,493	$373,126	$345,256	$289,680	$283,425
Allowance adjustment for loans sold	-	-	-	-	(4,471)
Provision for credit losses	113,884	95,123	170,761	224,179	131,337
Loans charged-off	(101,980)	(93,619)	(149,910)	(172,110)	(124,122)
Recoveries of loans previously charged-off	8,281	5,863	7,019	3,507	3,511
Balance at end of period	$400,678	$380,493	$373,126	$345,256	$289,680

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	6/30/10 Commercial Real Estate ("CRE") Loans by Geography
	SC, Excl	Coastal	Western	Central	North	South	Tampa	Total CRE	% of Loans
	Coastal	SC	NC	FL	FL	FL	Bay	Loans	HFI

CRE Loans by Product Type:
Completed income property	541	376	350	201	350	126	121	$2,065	27%
Residential A&D	53	43	99	16	31	11	26	279	4
Commercial A&D	25	18	24	20	9	16	14	126	2
Commercial construction	167	9	19	33	16	9	10	263	3
Residential construction	33	7	5	24	14	20	1	104	1
Residential condo	3	49	6	1	2	1	4	66	1
Undeveloped land	37	59	49	52	32	5	22	256	3
Total CRE Loans	$859	$561	$552	$347	$454	$188	$198	$3,159	41%

% of Total Loans HFI	11%	7%	7%	5%	6%	2%	3%	41%

	6/30/10 CRE Nonaccrual Loans HFI ("NAL") by Geography
	SC, Excl	Coastal	Western	Central	North	South	Tampa	Total CRE	% of
	Coastal	SC	NC	FL	FL	FL	Bay	NAL	NAL

CRE Nonaccrual Loans by Product Type:
Completed income property	$24.6	$16.1	$30.0	$4.7	$9.0	$3.8	$11.9	$100.1	22%
Residential A&D	10.5	10.7	26.4	8.5	3.1	1.1	1.2	61.5	13
Commercial A&D	1.8	8.5	3.6	1.0	-	-	6.3	21.2	5
Commercial construction	14.1	-	1.0	-	1.2	-	5.2	21.5	5
Residential construction	0.2	-	1.5	5.9	1.6	-	-	9.2	2
Residential condo	-	35.1	0.5	-	-	-	4.0	39.6	8
Undeveloped land	2.6	3.0	9.1	15.1	10.2	0.7	0.5	41.2	9
Total CRE Nonaccrual Loans	$53.8	$73.4	$72.1	$35.2	$25.1	$5.6	$29.1	$294.3	64%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans	12%	16%	16%	8%	5%	1%	6%	64%

	Three Months Ended 6/30/10 CRE Net Charge-offs ("NCO") by Geography
	SC, Excl	Coastal	Western	Central	North	South	Tampa	Total CRE	% of
	Coastal	SC	NC	FL	FL	FL	Bay	NCO	NCO

CRE Net Charge-offs by Product Type:
Completed income property	$2.8	$7.5	$5.5	$0.4	$2.1	$0.7	$-	$19.0	20%
Residential A&D	0.8	5.8	12.9	0.8	0.9	0.3	0.8	22.3	24
Commercial A&D	0.1	0.2	1.0	-	-	-	(3.1)	(1.8)	(2)
Commercial construction	0.5	-	0.4	-	0.4	-	-	1.3	1
Residential construction	0.1	-	0.1	0.1	-	(0.2)	(0.8)	(0.7)	(1)
Residential condo	0.4	0.1	0.3	-	-	-	5.9	6.7	7
Undeveloped land	-	-	-	-	-	-	-	-	-
Total CRE Net Charge-offs	$4.7	$13.6	$20.2	$1.3	$3.4	$0.8	$2.8	$46.8	49%

CRE Net Charge-offs as %of Total Net Charge-offs	5%	14%	21%	1%	4%	1%	3%	49%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Noninterest-bearing	$1,100,373	$1,109,153	$1,124,404	$1,091,439	$1,099,743
Interest-bearing checking	946,163	1,030,056	1,060,470	1,011,370	1,061,400
Money market accounts	1,843,472	2,053,388	2,072,664	2,174,627	1,978,114
Savings accounts	368,177	367,573	322,924	262,764	222,044
Core deposits	4,258,185	4,560,170	4,580,462	4,540,200	4,361,301
Time deposits under $100,000	1,890,874	1,843,184	1,632,582	1,651,560	1,710,870
Time deposits of $100,000 or more	1,531,295	1,401,868	1,137,067	1,197,988	1,260,709
Customer deposits (1)	7,680,354	7,805,222	7,350,111	7,389,748	7,332,880
Brokered deposits	1,748,799	1,958,948	1,946,101	2,099,040	2,055,772
Total deposits	9,429,153	9,764,170	9,296,212	9,488,788	9,388,652
Less: Brokered deposits	(1,748,799)	(1,958,948)	(1,946,101)	(2,099,040)	(2,055,772)
Add: Customer sweep accounts	256,478	289,888	316,690	281,235	330,765
Customer funding (2)	$7,936,832	$8,095,110	$7,666,801	$7,670,983	$7,663,645

Percentage of Deposits
Noninterest-bearing	11.7%	11.4%	12.1%	11.5%	11.7%
Interest-bearing checking	10.0	10.5	11.4	10.7	11.3
Money market accounts	19.6	21.0	22.3	22.9	21.1
Savings accounts	3.9	3.8	3.5	2.8	2.4
Core deposits	45.2	46.7	49.3	47.9	46.5
Time deposits under $100,000	20.1	18.9	17.6	17.4	18.2
Time deposits of $100,000 or more	16.2	14.3	12.2	12.6	13.4
Customer deposits (1)	81.5	79.9	79.1	77.9	78.1
Brokered deposits	18.5	20.1	20.9	22.1	21.9
Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended
	6/30/10		3/31/10		12/31/09	9/30/09		6/30/09
Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(3.2	) %	(5.5	) %	12.0%	(3.0	) %	11.9%
Total deposits	(13.8)		20.4		(8.1)	4.2		7.0
Customer funding (2)	(7.8)		22.7		(0.2)	0.4		(5.6)

Growth Year-To-Date, Annualized (4)
Noninterest-bearing	(8.6	) %	(5.5	) %	8.0%	6.5%		11.4%
Total deposits	5.7		20.4		(1.2)	1.2		(0.4)
Customer funding (2)	14.1		22.7		(4.0)	(5.3)		(8.2)

(1)	Total deposits less brokered deposits.
(2)	Total deposits less brokered deposits plus customer sweep accounts.
(3)	At March 31, 2009, noninterest-bearing totaled $1,067,953, total deposits totaled $9,227,078, and customer funding totaled $7,771,607.
(4)	At December 31, 2008, noninterest-bearing totaled $1,041,140, total deposits totaled $9,405,717, and customer funding totaled $7,989,962.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
WHOLESALE BORROWINGS
(dollars in thousands) (unaudited)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$25	$25	$25	$25	$25
Customer sweep accounts	256,478	289,888	316,690	281,235	330,765
Federal Reserve borrowings	-	-	-	-	-
Secured borrowings	-	1,769	-	-	-
Treasury, tax and loan note	6,764	8,965	5,987	7,491	12,364
Total short-term borrowings	263,267	300,647	322,702	288,751	343,154
Long-term borrowings
Repurchase agreements	125,000	125,000	125,000	125,000	125,000
FHLB advances, net of discount	752,012	751,776	752,646	762,158	762,188
Subordinated notes	206,704	206,704	206,704	206,704	206,704
Mandatorily redeemable preferred stock of subsidiary	31,800	31,800	31,800	31,800	31,800
Note payable	690	704	719	731	743
Total long-term borrowings	1,116,206	1,115,984	1,116,869	1,126,393	1,126,435
Total borrowings	1,379,473	1,416,631	1,439,571	1,415,144	1,469,589
Less: Customer sweep accounts	(256,478)	(289,888)	(316,690)	(281,235)	(330,765)
Add: Brokered deposits	1,748,799	1,958,948	1,946,101	2,099,040	2,055,772
Total wholesale borrowings	$2,871,794	$3,085,691	$3,068,982	$3,232,949	$3,194,596

Wholesale borrowings as a percentage of total assets	24.8%	24.8%	25.8%	26.3%	25.4%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED GAINS (LOSSES) ON
 AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands, except per share data) (unaudited)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Regulatory Capital (TSFG)
Tier 1 capital	$730,847	$865,439	$948,762	$1,122,738	$1,308,678
Tier 2 capital	147,779	119,127	124,710	130,294	136,453
Total risk-based capital	878,626	984,566	1,073,472	1,253,032	1,445,131
Total risk-weighted assets	8,576,802	9,090,529	9,550,193	10,030,335	10,584,755

Tangible Equity (TSFG)
Mandatorily convertible preferred stock	$-	$4,650	$4,650	$4,650	$190,026
Perpetual preferred stock	332,943	332,031	331,133	330,250	329,380
Common equity	283,878	582,969	657,391	863,801	989,847
Shareholders' equity	616,821	919,650	993,174	1,198,701	1,509,253
Intangible assets	(13,690)	(228,816)	(229,825)	(230,606)	(240,932)
Tangible equity	603,131	690,834	763,349	968,095	1,268,321

Capital Ratios (TSFG)
Tier 1 risk-based capital (preliminary)	8.52%	9.52%	9.93%	11.19%	12.36%
Total risk-based capital (preliminary)	10.24	10.83	11.24	12.49	13.65
Leverage ratio (preliminary)	6.11	7.41	7.91	9.22	10.30
Tier 1 common capital (preliminary)	1.99	3.32	4.04	5.59	5.31

Tangible equity to tangible assets ratio	5.21	5.66	6.54	8.02	10.27
Impact of unrealized gain on securities	(0.29)	(0.20)	(0.14)	(0.23)	(0.14)
Tangible equity to tangible assets ratio, excluding unrealized gain on securities	4.92	5.46	6.40	7.79	10.13

Tangible common equity to tangible assets ratio	2.33	2.90	3.67	5.25	6.07

Capital Ratios (Bank)
Tier 1 risk-based capital (preliminary)	8.24%	8.85%	8.96%	10.14%	11.01%
Total risk-based capital (preliminary)	9.85	10.45	10.55	11.70	12.55
Leverage ratio (preliminary)	5.90	6.87	7.13	8.34	9.17

Accumulated Other Comprehensive
Income (AOCI)
Gross	$67,086	$57,578	$47,597	$76,751	$64,192
Net of income tax (included in equity)	43,606	37,426	30,938	48,875	41,115

Unrealized Gains on AFS Securities
(included in AOCI)
Gross (included in AFS securities)	$55,535	$41,774	$28,442	$50,524	$30,189
Net of income tax (included in equity)	36,098	27,153	18,487	31,827	19,013

Per Share Data
Mandatorily convertible preferred shares outstanding:
- Series 2008	-	4,650	4,650	4,650	95,526
- Series 2009	-	-	-	-	94,500
Total	-	4,650	4,650	4,650	190,026

Common shares outstanding	216,403,004	215,624,517	215,455,541	215,371,687	160,248,170

Common book value per common share	$1.31	$2.70	$3.05	$4.01	$6.18
Common tangible book value per common share	1.25	1.64	1.98	2.94	4.67

Market Rates for U.S. Treasury Notes
Three year	1.00%	1.60%	1.70%	1.45%	1.64%
Five year	1.79	2.55	2.69	2.31	2.54

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended
	6/30/10			3/31/10			12/31/09
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets
Commercial loans	$6,413,941	$73,178	4.58%	$6,733,445	$75,019	4.52%	$7,123,480	$79,160	4.41%
Consumer loans	1,276,308	14,723	4.63	1,300,110	14,886	4.64	1,338,530	15,796	4.68
Indirect loans	190,716	3,610	7.59	216,604	4,074	7.63	244,836	4,767	7.72
Risk management derivatives tied to loans	-	3,685		-	4,881		-	8,155
Total loans (1)	7,880,965	95,196	4.84	8,250,159	98,860	4.86	8,706,846	107,878	4.92
Investment securities (taxable) (2)	2,272,036	17,468	3.08	2,098,373	17,486	3.33	2,000,755	18,097	3.62
Investment securities (nontaxable) (2)(3)	12,559	170	5.41	28,496	357	5.01	180,914	2,420	5.35
Total investment securities	2,284,595	17,638	3.09	2,126,869	17,843	3.36	2,181,669	20,517	3.76
Federal funds sold, interest-bearing bank balances, and other temp investments (4)	782,113	489	0.25	450,754	284	0.26	393,583	-	-
Total earning assets	10,947,673	113,323	4.15	10,827,782	116,987	4.37	11,282,098	128,395	4.52
Non-earning assets	1,051,857			1,097,164			945,037
Total assets	$11,999,530			$11,924,946			$12,227,135

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$988,381	$605	0.25	$1,061,576	$698	0.27	$1,039,799	$724	0.28
Savings	370,986	670	0.72	345,349	845	0.99	294,704	763	1.03
Money market	1,871,664	4,027	0.86	2,056,328	5,465	1.08	2,118,805	6,498	1.22
Time deposits, excluding brokered deposits	3,364,889	20,925	2.49	2,946,198	18,557	2.55	2,771,704	18,471	2.64
Brokered deposits	1,860,820	11,819	2.55	1,862,855	12,119	2.64	2,117,888	14,590	2.73
Total interest-bearing deposits	8,456,740	38,046	1.80	8,272,306	37,684	1.85	8,342,900	41,046	1.95
Customer sweep accounts	248,938	206	0.33	284,498	225	0.32	289,930	238	0.33
Other borrowings	1,124,888	5,543	1.98	1,126,509	5,428	1.95	1,132,533	5,718	2.00
Total interest-bearing liabilities	9,830,566	43,795	1.79	9,683,313	43,337	1.82	9,765,363	47,002	1.91
Noninterest-bearing liabilities
Noninterest-bearing deposits	1,111,239			1,088,131			1,115,349
Other noninterest liabilities	163,920			174,009			184,397
Total liabilities	11,105,725			10,945,453			11,065,109
Shareholders' equity	893,805			979,493			1,162,026
Total liabilities and shareholders' equity	$11,999,530			$11,924,946			$12,227,135
Net interest margin (tax-equivalent)		$69,528	2.55%		$73,650	2.75%		$81,393	2.87%
Less: tax-equivalent adjustment (3)		60			125			847
Net interest income		$69,468			$73,525			$80,546

Supplemental data:
Customer funding (5)	$7,956,097	$26,433	1.33%	$7,782,080	$25,790	1.34%	$7,630,291	$26,694	1.39%
Wholesale borrowings (6)	2,985,708	17,362	2.33	2,989,364	17,547	2.38	3,250,421	20,308	2.48
Total funding (7)	$10,941,805	$43,795	1.61%	$10,771,444	$43,337	1.63%	$10,880,712	$47,002	1.71%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)
Prior to first quarter 2010, cash balances held at the Federal Reserve in excess of reserve requirements were included in non-earning assets, and the related interest income was utilized to offset certain Federal Reserve account charges. Beginning first quarter 2010, these cash balances were included in interest-bearing bank balances, with amounts from prior periods reclassified to conform to the current presentation. The related amounts of interest income are prospectively included in net interest income beginning in first quarter 2010.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)
TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits.  For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.
Note:  Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS – CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended
	9/30/09			6/30/09
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets
Commercial loans	$7,504,007	$81,465	4.31%	$7,900,570	$83,970	4.26%
Consumer loans	1,387,242	16,103	4.61	1,443,823	17,282	4.80
Indirect loans	272,155	5,180	7.55	530,875	9,544	7.21
Risk management derivatives tied to loans	-	9,925		-	11,027
Total loans (1)	9,163,404	112,673	4.88	9,875,268	121,823	4.95
Investment securities (taxable) (2)	1,610,244	16,742	4.16	1,680,893	18,140	4.32
Investment securities (nontaxable) (2)(3)	237,040	3,086	5.21	246,001	3,188	5.18
Total investment securities	1,847,284	19,828	4.29	1,926,894	21,328	4.43
Federal funds sold, interest-bearing bank balances, and other temp investments (4)	111,891	-	-	73,170	-	-
Total earning assets	11,122,579	132,501	4.73	11,875,332	143,151	4.83
Non-earning assets	1,306,128			1,210,224
Total assets	$12,428,707			$13,085,556

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,011,374	$699	0.27	$1,036,339	$724	0.28
Savings	243,787	599	0.97	208,856	472	0.91
Money market	2,092,634	7,030	1.33	1,924,037	6,726	1.40
Time deposits, excluding brokered deposits	2,909,664	22,241	3.03	3,067,471	26,581	3.48
Brokered deposits	1,911,837	14,587	3.03	1,954,201	15,038	3.09
Total interest-bearing deposits	8,169,296	45,156	2.19	8,190,904	49,541	2.43
Customer sweep accounts	309,577	230	0.29	362,342	245	0.27
Other borrowings	1,134,993	5,997	2.10	1,682,118	6,319	1.51
Total interest-bearing liabilities	9,613,866	51,383	2.12	10,235,364	56,105	2.20
Noninterest-bearing liabilities
Noninterest-bearing deposits	1,109,176			1,074,739
Other noninterest liabilities	203,380			235,432
Total liabilities	10,926,422			11,545,535
Shareholders' equity	1,502,285			1,540,021
Total liabilities and shareholders' equity	$12,428,707			$13,085,556
Net interest margin (tax-equivalent)		$81,118	2.90%		$87,046	2.94%
Less: tax-equivalent adjustment (3)		1,080			1,116
Net interest income		$80,038			$85,930

Supplemental data:
Customer funding (5)	$7,676,212	$30,799	1.59%	$7,673,784	$34,748	1.82%
Wholesale borrowings (6)	3,046,830	20,584	2.68	3,636,319	21,357	2.36
Total funding (7)	$10,723,042	$51,383	1.90%	$11,310,103	$56,105	1.99%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)
Prior to first quarter 2010, cash balances held at the Federal Reserve in excess of reserve requirements were included in non-earning assets, and the related interest income was utilized to offset certain Federal Reserve account charges. Beginning first quarter 2010, these cash balances were included in interest-bearing bank balances, with amounts from prior periods reclassified to conform to the current presentation. The related amounts of interest income are prospectively included in net interest income beginning in first quarter 2010.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)
TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits.  For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings
Note:  Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	6/30/10		3/31/10
		Diluted		Diluted
		EPS		EPS
Net Loss, as Reported (GAAP)	$(309,545)		$(80,594)
Preferred stock dividends and other	(5,358)		(5,235)
Net Loss Available to Common Shareholders	$(314,903)	$(1.46)	$(85,829)	$(0.40)

Net Loss, as Reported (GAAP)	(309,545)		(80,594)
Add: Income tax expense (benefit)	(3,359)		(3,525)
Loss Before Income Taxes	(312,904)		(84,119)
Non-Operating Items
(Gain) loss on securities	(10,487)		389
Goodwill impairment	214,118		-
Severance related benefits	-		878
Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(109,273)		(82,852)
Add: Provision for credit losses	113,884		95,123
Pre-tax, Pre-Provision Operating Earnings	$4,611		$12,271

Average Common Shares Outstanding, Diluted	215,987,294		215,522,634

Select Balance Sheet (Averages)
Total assets	$11,999,530		$11,924,946
Intangible assets	(225,943)		(229,299)
Tangible assets	11,773,587		11,695,647

Preferred stock	334,811		336,168
Common equity	558,994		643,325
Shareholders' equity	893,805		979,493
Intangible assets	(225,943)		(229,299)
Tangible equity	667,862		750,194

Return on Average Assets (1)
GAAP loss	(10.35)%		(2.74)%

Return on Average Equity (1)
GAAP loss	(138.91)		(33.37)

Return on Average Common Equity (2)
GAAP loss available to common shareholders	(225.95)		(54.11)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	12/31/09		9/30/09		6/30/09		3/31/09
		Diluted		Diluted		Diluted		Diluted
		EPS		EPS		EPS		EPS
Net Loss, as Reported (GAAP)	$(188,671)		$(323,504)		$(89,676)		$(74,403)
Preferred stock dividends and other (1)	(5,221)		(17,251)		(21,809)		(16,408)
Net Loss Available to Common Shareholders	$(193,892)	$(0.90)	$(340,755)	$(1.95)	$(111,485)	$(1.23)	$(90,811)	$(1.10)

Net Loss, as Reported (GAAP)	(188,671)		(323,504)		(89,676)		(74,403)
Add: Income tax expense (benefit)	23,843		123,304		(59,647)		(49,706)
Loss Before Income Taxes	(164,828)		(200,200)		(149,323)		(124,109)
Non-Operating Items
(Gain) loss on securities	(6,694)		286		(4,580)		2,954
Gain on sale of ancillary businesses	-		(7,234)		-		-
Goodwill impairment	-		-		2,511		-
Severance related benefits	-		-		829		-
Impairment of long lived assets	3,478		746		17,376		-
FDIC special assessment	-		-		5,700		-
Gain on early extinguishment of debt	-		-		(2,991)		(52)
Loss on repurchase of auction rate securities	-		-		-		676
Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(168,044)		(206,402)		(130,478)		(120,531)
Add: Provision for credit losses	170,761		224,179		131,337		142,627
Pre-tax, Pre-Provision Operating Earnings	$2,717		$17,777		$859		$22,096

Average Common Shares Outstanding, Diluted	215,365,464		174,426,381		90,986,862		82,223,190

Select Balance Sheet (Averages)
Total assets	$12,227,135		$12,428,707		$13,085,556		$13,556,128
Intangible assets	(230,129)		(235,986)		(244,040)		(245,341)
Tangible assets	11,997,006		12,192,721		12,841,516		13,310,787

Preferred stock	335,302		491,365		518,968		532,430
Common equity	826,724		1,010,920		1,021,053		1,068,416
Shareholders' equity	1,162,026		1,502,285		1,540,021		1,600,846
Intangible assets	(230,129)		(235,986)		(244,040)		(245,341)
Tangible equity	931,897		1,266,299		1,295,981		1,355,505

Return on Average Assets (2)
GAAP loss	(6.12)%		(10.33)%		(2.75)%		(2.23)%

Return on Average Equity (2)
GAAP loss	(64.42)		(85.43)		(23.36)		(18.85)

Return on Average Common Equity (3)
GAAP loss available to common shareholders	(93.05)		(133.73)		(43.79)		(34.47)

(1)
For the quarters ended September 30, 2009, June 30, 2009 and March 31, 2009, includes $11.9 million, $14.0 million and $6.5 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(2)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(3)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,
	2009			2008
			Diluted			Diluted
			EPS			EPS
Net Income (Loss), as Reported (GAAP)	$(676,254)			$(547,118)
Preferred stock dividends and other	(60,689)			(21,658)
Net Income (Loss) Available to Common Shareholders	$(736,943)		$(5.22)	$(568,776)		$(7.78)

Net Income (Loss), as Reported (GAAP)	$(676,254)			$(547,118)
Add: Income tax expense (benefit)	37,794			(87,574)
Income (Loss) Before Income Taxes	(638,460)			(634,692)
Non-Operating Items
(Gain) loss on securities	(8,034)			(3,108)
Gain on sale of ancillary businesses	(7,234)			-
Gain on VISA IPO share redemption	-			(1,904)
Goodwill impairment	2,511			426,049
Severance related benefits	829			16,519
Impairment of long lived assets	21,600			-
FDIC special assessment	5,700			-
(Gain) loss on early extinguishment of debt	(3,043)			2,086
Loss on repurchase of auction rate securities	676			-
Loss on derivative collateral	-			1,061
Branch acquisition and conversion costs	-			731
Visa-related litigation	-			(863)
Pre-tax Operating Income (Loss) (income (loss) before taxes, excluding non-operating items)	(625,455)			(194,121)
Add: Provision for credit losses	668,904			344,589
Pre-tax, Pre-Provision Operating Earnings	$43,449			$150,468

Average Common Shares Outstanding, Diluted	141,207,510			73,136,936

Select Balance Sheet (Averages)
Total assets	$12,819,697			$13,833,355
Intangible assets	(238,825)			(532,517)
Tangible assets	12,580,872			13,300,838

Preferred stock	469,036			181,849
Common equity	981,237			1,376,232
Shareholders' equity	1,450,273			1,558,081
Intangible assets	(238,825)			(532,517)
Tangible equity	1,211,448			1,025,564

Return on Average Assets (1)
GAAP earnings (loss)	(5.28	) %		(3.96	) %

Return on Average Equity (1)
GAAP earnings (loss)	(46.63)			(35.11)

Return on Average Common Equity (2)
GAAP earnings (loss) available to common shareholders	(75.10)			(41.33)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended
	6/30/10	3/31/10
Select Financial Data Used in Ratios Calculated Below
Net interest income	$69,468	$73,525
Tax-equivalent adjustment	60	125
Net interest income (tax-equivalent)	$69,528	$73,650

Total noninterest income, as reported (GAAP)	$36,965	$21,132
Adjustments for non-operating items:
(Gain) loss on securities	(10,487)	389
Operating noninterest income (noninterest income, excluding non-operating items)	$26,478	$21,521

Total noninterest expenses, as reported (GAAP)	$305,453	$83,653
Adjustments for non-operating items:
Goodwill impairment	(214,118)	-
Severance related benefits	-	(878)
Operating noninterest expenses (noninterest expenses, excluding non-operating items)	91,335	82,775
Less: loss on OREO	(9,394)	(5,492)
Less: amortization of intangibles	(1,008)	(1,009)
Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles)	$80,933	$76,274

Total Revenue (1)
GAAP	$106,433	$94,657
Operating (2)	96,006	95,171

Noninterest Income as a % Total Revenue (3)
GAAP	34.73	22.32%
Operating (2)	27.58	22.61

Cash Operating Efficiency Ratio (4)	84.30	80.14

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)
Calculated as operating noninterest expenses before loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

		Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09
Select Financial Data Used in Ratios Calculated Below
Net interest income	$80,546	$80,038	$85,930	$85,018
Tax-equivalent adjustment	847	1,080	1,116	1,203
Net interest income (tax-equivalent)	$81,393	$81,118	$87,046	$86,221

Total noninterest income, as reported (GAAP)	$28,550	$33,470	$32,272	$23,741
Adjustments for non-operating items:
(Gain) loss on securities	(6,694)	286	(4,580)	2,954
Gain on sale of ancillary businesses	-	(7,234)	-	-
Operating noninterest income (noninterest income, excluding non-operating items)	$21,856	$26,522	$27,692	$26,695

Total noninterest expenses, as reported (GAAP)	$103,163	$89,529	$136,188	$90,241
Adjustments for non-operating items:
Goodwill impairment	-	-	(2,511)	-
Severance related benefits	-	-	(829)	-
Impairment of long lived assets	(3,478)	(746)	(17,376)	-
FDIC special assessment	-	-	(5,700)	-
Gain on early extinguishment of debt	-	-	2,991	52
Loss on repurchase of auction rate securities	-	-	-	(676)
Operating noninterest expenses (noninterest expenses, excluding non-operating items)	99,685	88,783	112,763	89,617
Less: loss on OREO	(15,032)	(4,406)	(12,873)	(124)
Less: gain (loss) on nonmortgage loans held for sale	(518)	41	(9,461)	(1,838)
Less: amortization of intangibles	(1,102)	(1,238)	(1,286)	(1,291)
Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles)	$83,033	$83,180	89,143	$86,364

Total Revenue (1)
GAAP	$109,096	$113,508	$118,202	$108,759
Operating (2)	103,249	107,640	114,738	112,916

Noninterest Income as a % Total Revenue (3)
GAAP	26.17	29.49	27.30	21.83%
Operating (2)	21.17	24.64	24.13	23.64

Cash Operating Efficiency Ratio (4)	80.42	77.28	77.69	76.49

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)
Calculated as operating noninterest expenses before loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,
	2009	2008
Select Financial Data Used in Ratios Calculated Below
Net interest income	$331,532	$380,163
Tax-equivalent adjustment	4,246	5,354
Net interest income (tax-equivalent)	$335,778	$385,517

Total noninterest income, as reported (GAAP)	$118,033	$121,967
Adjustments for non-operating items:
(Gain) loss on securities	(8,034)	(3,108)
Gain on Visa IPO share redemption	-	(1,904)
Gain on sale of ancillary businesses	(7,234)	-
Operating noninterest income (noninterest income, excluding non-operating items)	$102,765	$116,955

Total noninterest expenses, as reported (GAAP)	$419,121	$792,233
Adjustments for non-operating items:
Goodwill impairment	(2,511)	(426,049)
Severance related benefits	(829)	(16,519)
Impairment of long lived assets	(21,600)	-
FDIC special assessment	(5,700)	-
Branch acquisition and conversion costs	-	(731)
Gain (loss) on early extinguishment of debt	3,043	(2,086)
Loss on repurchase of auction rate securities	(676)	-
Visa-related litigation	-	863
Loss on derivative collateral	-	(1,061)
Operating noninterest expenses (noninterest expenses, excluding non-operating items)	390,848	346,650
Less: loss on OREO	(32,435)	(633)
Less: loss on nonmortgage loans held for sale	(11,776)	(283)
Less: amortization of intangibles	(4,917)	(6,138)
Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, gain/loss on
OREO, loss on nonmortgage loans held for sale, and amortization of intangibles)	$341,720	$339,596

Total Revenue (1)
GAAP	$449,565	$502,130
Operating (2)	438,543	502,472

Noninterest Income as a % of Total Revenue (3)
GAAP	26.25%	24.29%
Operating (2)	23.43	23.28

Cash Operating Efficiency Ratio (4)	77.92	67.59

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)
Calculated as operating noninterest expenses before gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.